UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2005

ShopKo Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Pilgrim Way, Green Bay, Wisconsin		54304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	920-429-2211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

Effective April 14, 2005, Sam K. Duncan resigned as President and Chief Executive Officer of ShopKo Stores, Inc. In connection with such resignation, the Company considers the Employment Agreement, dated October 28, 2002, between the Company and Mr. Duncan terminated, except, however, for those provisions that survive termination including provisions obligating Mr. Duncan to avoid disclosing confidential information and competing with the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 14, 2005, ShopKo Stores, Inc. issued a press release announcing the resignation of Sam K. Duncan from the position of President and Chief Executive Officer and as a Director on the Company's Board of Directors. The press release is provided herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated April 14, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShopKo Stores, Inc.

April 15, 2005	By:	Peter G. Vandenhouten

Name: Peter G. Vandenhouten
Title: Assistant General Counsel/Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release